SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549


                                FORM 8-K


                          CURRENT REPORT PURSUANT
                       TO SECTION 13 OR 15(D) OF THE
                      SECURITIES EXCHANGE ACT OF 1934


           Date of Report (Date of earliest event reported) September 25, 2000
                                                            -------------
                           Shaw International, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)

                              Delaware
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                (State or Other Jurisdiction of Incorporation)

                   0-28927                        33-0850014
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           (Commission File Number)   (IRS Employer Identification No.

             6025 South Eaton Lane   Littleton CO      80123
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           (Address of Principal Executive Offices)         (Zip Code)

                               (303) 798-2980
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              (Registrant's Telephone Number, Including Area Code)

                                    N/A
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         (Former Name or Former Address, if Changed Since Last Report)

Item 1. Change in Control of Registrant.

On September 25, 2000, the Company agreed to issue
6,000,000 shares of restricted common stock to Robert O. Woods ("Woods") for a purchase price of $1,200. This represented 53.4% of the Company's issued shares.


Item 6. Resignation of Registrant's Directors.


(i) On September 25, 2000 the Company accepted the resignations of Gary A. Stannell as Director, Secretary, President and Treasurer of the
Company.

(ii) On September 25, 2000, Woods was appointed to the Board of Directors, and elected President, Secretary and Treasurer.



                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duty authorized.


                                    SHAW INTERNATIONAL,INC.


Date: November 6, 2000

By:
ROBERT O. WOODS
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ROBERT O. WOODS
Secretary